Supplement dated March 22, 2016
to the Summary Prospectus, as amended, of the following fund:
Fund	Summary Prospectus Dated
Columbia Funds Series Trust I
Active Portfolios® Multi-Manager Core Plus Bond Fund	1/1/2016
On March 9, 2016, the Fund's Board of Trustees approved certain changes to the Fund's name and subadvisers. Effective on or about April 11, 2016 (the First Effective Date), Loomis, Sayles & Company, L.P. (Loomis Sayles) assumes day-to-day management of a portion of the Fund's portfolio.  Additionally, on the First Effective Date the Fund’s name is changed to Active Portfolios® Multi-Manager Total Return Bond Fund. Accordingly, on such date, all references to Active Portfolios® Multi-Manager Core Plus Bond Fund are hereby deleted and replaced with Active Portfolios® Multi-Manager Total Return Bond Fund.
Effective on or about May 16, 2016 (the Second Effective Date), Federated Investment Management Company (Federated) no longer serves as a subadviser to the Fund and PGIM, Inc., the asset management arm of Prudential Financial (Prudential) assumes day-to-day management of a portion of the Fund's portfolio. Accordingly, on the Second Effective Date, all references to Federated are hereby deleted.
Additionally, the changes described in this Supplement are hereby made to the Fund’s summary prospectus.
On the First Effective Date, the information under the heading "Principal Investment Strategies" in the summary prospectus is hereby superseded and replaced with the following:
The Fund pursues its investment objective by allocating the Fund's assets among different asset managers that use various investment styles to invest in bonds and other debt instruments. The Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), and investment subadvisers (Subadvisers) each provide day-to-day portfolio management for a portion of the Fund's assets, or sleeve of the Fund. Columbia Management and the Subadvisers employ investment styles and processes that, in the aggregate, are intended to complement the strategies of one another in pursuit of the Fund's investment objective.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities, including debt instruments issued by the U.S. Government, its agencies, instrumentalities or sponsored corporations, debt securities issued by corporations, mortgage- and other asset-backed securities, dollar-denominated securities issued by foreign governments, companies or other entities, bank loans and other obligations. The Fund invests at least 60% of its net assets in debt securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated securities determined to be of comparable quality. The Fund may invest up to 20% of its net assets in securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield investments” or “junk bonds”). The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity or duration at the Fund level.
Up to 25% of the Fund's net assets may be invested in foreign investments, which may include investments in non-U.S. dollar denominated securities, as well as investments in emerging markets securities. In connection with its strategy relating to foreign investments, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.
The Fund may invest in derivatives, including forward contracts (including forward foreign currency contracts), futures contracts (including index futures, interest rate futures and other bond futures), inverse variable- or floating-rate obligations (commonly referred to as inverse floaters), options (including options on futures contracts), and swaps (including credit default swaps, credit default swap indexes and interest rate swaps). The Fund may use derivatives in an effort to produce incremental earnings, to hedge existing positions, to increase market or credit exposure and investment flexibility (including using the derivative as a substitute for the purchase or sale of the underlying security, currency or other asset), to manage credit and interest rate exposure, and/or to manage duration and yield curve of the Fund or a sleeve of the Fund.
The Fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities. The Fund may also invest in exchange-traded funds (ETFs).
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The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended (the 1933 Act), subject to liquidity and other regulatory restrictions.
The Fund may also hold/invest in cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles) or other high-quality, short-term investments, including for the purpose of covering its obligations with respect to, or that may result from, the Fund’s investments in derivatives.
Each sleeve manager’s investment strategy may involve the frequent trading of portfolio securities.
On the First Effective Date, the information under the heading "Principal Risks" in the summary prospectus is hereby revised to add Loan Interests Risk, Quantitative Model Risk and Sovereign Debt Risk as follows, and Active Management Risk is superseded and replaced with the following:
Active Management Risk. While security selection is driven by fundamental concepts, a quantitative process is used to construct the portfolio. Additionally, a qualitative review of the quantitative output is conducted by the portfolio managers. Therefore, the Fund’s performance will reflect, in part, the ability of the portfolio managers to make active, qualitative decisions, including allocation decisions that seek to achieve the Fund’s investment objective.
Loan Interests Risk. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and typically have extended settlement periods (greater than 7 days). Extended settlement periods during significant Fund redemption activity could potentially cause short-term liquidity demands within the Fund. In seeking to meet liquidity demands, the Fund could be forced to sell investments at unfavorable prices, or borrow money or effect short settlements when possible (at a cost to the Fund), in an effort to generate sufficient cash to pay redeeming shareholders. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. The Fund’s actions in this regard may not be successful. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan, and the Fund, to enforce its rights in the event of a default, bankruptcy or similar situation, may need to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower. In the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
The rest of the section remains the same.

SUP101_08_003_(03/16)

On the First Effective Date, the information under the heading "Fund Management” in the summary prospectus is hereby revised to add the following:
Subadviser: Loomis, Sayles & Company, L.P. (Loomis Sayles)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Harms	Vice President of Loomis Sayles	Co-manager	April 2016
Clifton Rowe, CFA	Vice President of Loomis Sayles	Co-manager	April 2016
Kurt Wagner, CFA, CIC	Vice President of Loomis Sayles	Co-manager	April 2016
The rest of the section remains the same.
On the Second Effective Date, the caption "Subadviser: Federated Investment Management Company" and the portfolio managers listed beneath it, under the heading "Fund Management” in the summary prospectus is hereby superseded and replaced with the following:
Subadviser: PGIM, Inc. (Prudential)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Michael Collins, CFA	Managing Director and Senior Investment Officer for Prudential Fixed Income	Co-manager	May 2016
Robert Tipp, CFA	Managing Director, Chief Investment Strategist and Head of Global Bonds for Prudential Fixed Income	Co-manager	May 2016
Richard Piccirillo	Principal and Senior Portfolio Manager for Prudential Fixed Income	Co-manager	May 2016
Gregory Peters	Managing Director and Senior Investment Officer of Prudential Fixed Income	Co-manager	May 2016
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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